UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 20, 2023

Mill City Ventures III, Ltd.
(Exact name of registrant as specified in its charter)

Minnesota	001-41472	90-0316651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1907 Wayzata Boulevard, Suite 205

Wayzata, MN 55391

(Address of principal executive offices)

(952) 479-1923

(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Mill City Ventures III, Ltd. held a special meeting of shareholders on January 20, 2023 upon notice duly given to shareholders of record as of December 15, 2022. The sole proposal to be acted upon at the meeting was the approval of the company’s 2022 Stock Incentive Plan, as described in its related proxy statement. At the meeting, there were 3,546,914 votes cast in favor of approval, 772,144 votes cast against approval, and 149 votes to abstain. Because a majority of votes cast at the meeting, in the presence of a quorum, were in favor of approval, the shareholders approved the company’s 2022 Stock Incentive Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mill City Ventures III, Ltd.

Date: January 25, 2023	By:	/s/ Joseph A. Geraci, II
Joseph A. Geraci, II
Chief Financial Officer

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